Exhibit 99.1

   Accrued Interest Date:                                                               Collection Period Ending:
   27-Aug-01                                                                                            31-Aug-01
   Distribution Date:                         BMW Vehicle Owner Trust 2001-A                             Period #
                                              ------------------------------
   25-Sep-01                                                                                                    4

   ---------------------------------------------------------------------------------------------------------------

   Balances
   ---------------------------------------------------------------------------------------------------------------
                                                                    Initial       Period End
      Receivables                                            $1,489,992,840   $1,276,259,181
      Pre-Funding Account                                       $99,965,067      $99,965,067
      Capitalized Interest Account                               $1,045,665         $335,507
      Reserve Account                                           $22,349,893      $31,822,642
      Yield Supplement Overcollateralization                     $8,157,907       $6,842,005
      Class A-1 Notes                                          $329,000,000     $116,718,245
      Class A-2 Notes                                          $448,000,000     $448,000,000
      Class A-3 Notes                                          $499,000,000     $499,000,000
      Class A-4 Notes                                          $274,000,000     $274,000,000
      Class B Notes                                             $31,800,000      $31,800,000

   Current Collection Period
   ---------------------------------------------------------------------------------------------------------------

      Beginning Receivables Outstanding                      $1,328,451,418
      Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                      $27,806,861
           Receipts of Pre-Paid Principal                       $23,936,007
           Liquidation Proceeds                                    $313,368
           Principal Balance Allocable to Purchased Receivables          $0
           Release from Pre-Funding Account                              $0
        Total Receipts of Principal                             $52,056,236

        Interest Distribution Amount
           Receipts of Interest                                  $7,480,720
           Servicer Advances                                       $939,175
           Reimbursement of Previous Servicer Advances                   $0
           Accrued Interest on Purchased Receivables                     $0
           Recoveries                                               $22,753
           Capitalized Interest Payments                           $167,754
           Net Investment Earnings                                 $398,353
        Total Receipts of Interest                               $9,008,754

        Release from Reserve Account                                     $0

      Total Distribution Amount                                 $61,064,990

      Ending Receivables Outstanding                         $1,276,259,181

   Servicer Advance Amounts
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Unreimbursed Previous Servicer Advance    $2,155,851
      Current Period Servicer Advance                              $939,175
      Current Reimbursement of Previous Servicer Advance                 $0
      Ending Period Unreimbursed Previous Servicer Advances      $3,095,026

   Collection Account
   ---------------------------------------------------------------------------------------------------------------

      Deposits to Collection Account                            $61,064,990
      Withdrawals from Collection Account
        Servicing Fees                                           $1,107,043
        Class A Noteholder Interest Distribution                 $5,252,875
        First Priority Principal Distribution                            $0
        Class B Noteholder Interest Distribution                   $144,690
        Regular Principal Distribution                          $51,737,460
        Reserve Account Deposit                                  $2,822,922
        Unpaid Trustee Fees                                              $0
        Excess Funds Released to Depositor                               $0
      Total Distributions from Collection Account               $61,064,990


                                                                     Page 1 of 3

   Accrued Interest Date:                                                               Collection Period Ending:
   27-Aug-01                                                                                            31-Aug-01
   Distribution Date:                         BMW Vehicle Owner Trust 2001-A                             Period #
                                              ------------------------------
   25-Sep-01                                                                                                    4

   ---------------------------------------------------------------------------------------------------------------

   Excess Funds Released to the Depositor
   ---------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                                     $0
        Release from Collection Account                                  $0
      Total Excess Funds Released to the Depositor                       $0

   Note Distribution Account
   ---------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account              $57,135,025
      Amount Deposited from the Reserve Account                          $0
      Amount Paid to Noteholders                                $57,135,025

   Distributions
   ---------------------------------------------------------------------------------------------------------------


      Monthly Principal Distributable Amount                Current Payment   Ending Balance Per $1,000    Factor
      Class A-1 Notes                                           $51,737,460     $116,718,245   $157.26     35.48%
      Class A-2 Notes                                                    $0     $448,000,000     $0.00    100.00%
      Class A-3 Notes                                                    $0     $499,000,000     $0.00    100.00%
      Class A-4 Notes                                                    $0     $274,000,000     $0.00    100.00%
      Class B Notes                                                      $0      $31,800,000     $0.00    100.00%

      Interest Distributable Amount                         Current Payment       Per $1,000
      Class A-1 Notes                                              $541,275            $1.65
      Class A-2 Notes                                            $1,590,400            $3.55
      Class A-3 Notes                                            $1,954,417            $3.92
      Class A-4 Notes                                            $1,166,783            $4.26
      Class B Notes                                                $144,690            $4.55



   Carryover Shortfalls
   ---------------------------------------------------------------------------------------------------------------

                                                     Prior Period Carryover  Current Payment Per $1,000
      Class A-1 Interest Carryover Shortfall                             $0               $0         $0
      Class A-2 Interest Carryover Shortfall                             $0               $0         $0
      Class A-3 Interest Carryover Shortfall                             $0               $0         $0
      Class A-4 Interest Carryover Shortfall                             $0               $0         $0
      Class B Interest Carryover Shortfall                               $0               $0         $0


   Receivables Data
   ---------------------------------------------------------------------------------------------------------------

                                                           Beginning Period    Ending Period
      Number of Contracts                                            60,940           59,672
      Weighted Average Remaining Term                                 46.59            45.64
      Weighted Average Annual Percentage Rate                         7.61%            7.60%

      Delinquencies Aging Profile End of Period               Dollar Amount       Percentage
        Current                                              $1,146,595,928           89.84%
        1-29 days                                              $116,175,904            9.10%
        30-59 days                                              $10,836,940            0.85%
        60-89 days                                               $1,772,207            0.14%
        90-119 days                                                $457,687            0.04%
        120+ days                                                  $420,516            0.03%
        Total                                                $1,276,259,181          100.00%
        Delinquent Receivables +30 days past due                $13,487,349            1.06%

   Accrued Interest Date:                                                               Collection Period Ending:
   27-Aug-01                                                                                            31-Aug-01
   Distribution Date:                         BMW Vehicle Owner Trust 2001-A                             Period #
                                              ------------------------------
   25-Sep-01                                                                                                    4

   ---------------------------------------------------------------------------------------------------------------

      Charge-offs
        Gross Principal Charge-Offs for Current Period             $136,001
        Recoveries for Current Period                               $22,753
        Net Losses for Current Period                              $113,248

        Cumulative Realized Losses                                 $113,248


      Repossessions                                           Dollar Amount            Units
        Beginning Period Repossessed Receivables Balance           $831,301               34
        Ending Period Repossessed Receivables Balance            $1,199,849               43
        Principal Balance of 90+ Day Repossessed Vehicles                $0                0



   Yield Supplement Overcollateralization
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                           $7,160,781
      Beginning Period Amount                                    $7,160,781
      Ending Period Required Amount                              $6,842,005
      Current Period Release                                       $318,776
      Ending Period Amount                                       $6,842,005
      Next Distribution Date Required Amount                     $6,530,137

   Capitalized Interest Account
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                             $503,261
      Beginning Period Amount                                      $503,261
      Net Investment Earnings                                        $2,016
      Current Period Release to Depositor                          $167,754
      Ending Period Required Amount                                $335,507
      Ending Period Amount                                         $335,507


   Pre-Funding Account
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Amount                                   $99,965,067
      Net Investment Earnings                                      $312,400
      Release to Servicer for Additional Loans                           $0
      Current Period Release for Deposit to Collection Account           $0
      Ending Period Amount                                      $99,965,067

   Reserve Account
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                          $33,211,285
      Beginning Period Amount                                   $28,999,720
      Net Investment Earnings                                       $83,937
      Current Period Deposit                                     $2,822,922
      Current Period Release to Collection Account                       $0
      Current Period Release to Depositor                                $0
      Ending Period Required Amount                             $31,906,480
      Ending Period Amount                                      $31,822,642
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